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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2002

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)


      Delaware                          001-5083                 75-2287571
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062




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Item 5.   Other Events.

     On October 21, 2002, the Registrant, issued a press release reporting its financial results for the third quarter of 2002. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

         Exhibit.

         99.1       Press Release dated October 21, 2002.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KANEB PIPE LINE PARTNERS, L.P.

                                       By: Kaneb Pipe Line Company LLC,
                                           as General Partner



Dated October 21, 2002                                 //s//
                                      ------------------------------------------
                                      Howard C. Wadsworth
                                      Vice President, Treasurer and Secretary